Exhibit 10.59

SUBJECT TO COMPLETION, DATED April 27, 2012

CANADIAN OFFERING MEMORANDUM

For up to [            ] Class A Voting Shares at US$[            ] per share, issuable upon exercise of

[            ] subscription rights.

This Canadian Offering Memorandum constitutes an offering of the securities described herein only in those jurisdictions and to those persons where and to whom they may be lawfully offered for sale, and therein only by persons permitted to sell such securities in Canada. This Canadian Offering Memorandum is not, and under no circumstances is it to be construed as, a prospectus, an advertisement or a public offering in Canada of the securities referred to in this document. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offering of the securities described herein. In addition, no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this Canadian Offering Memorandum or the merits of the securities described herein and any representation to the contrary is an offence.

This Canadian Offering Memorandum is not, and under no circumstances is it to be construed as, an offer to sell the securities described herein or a solicitation of an offer to buy the securities described herein in any jurisdiction where the offer or sale of these securities is prohibited.

The information contained within this Canadian Offering Memorandum is furnished to Canadian-resident holders of Birks & Mayors Inc.’s Class A voting shares and Class B multiple voting shares solely to enable such shareholders to evaluate the securities described herein.

The date of this Canadian Offering Memorandum is [    ], 2012

CANADIAN OFFERING MEMORANDUM

This Canadian offering memorandum (the “Canadian Offering Memorandum”) is being furnished to Canadian-resident holders of Birks & Mayors Inc.’s Class A voting shares and Class B multiple voting shares. Except as otherwise provided herein, capitalized and other terms used within this Canadian Offering Memorandum without definition have the meanings assigned to them within the U.S. Prospectus (as such term is defined below). This Canadian Offering Memorandum should be read in conjunction with the U.S. Prospectus and is qualified in its entirety by reference to the U.S. Prospectus. Except as otherwise indicated, all references to “$”or “dollars” herein, in the U.S. Prospectus or in any document delivered to shareholders in connection with this offering, are to U.S. dollars.

As more fully described in the attached U.S. prospectus filed by Birks & Mayors Inc. (the “Company”) with the United States Securities and Exchange Commission (the “U.S. Prospectus”), the Company is distributing, at no charge, to holders of its Class A voting shares and Class B multiple voting shares non-transferable subscription rights to purchase up to [            ] Class A voting shares (the “rights offering”).

In this rights offering, shareholders will receive one subscription right for every Class A voting share and Class B multiple voting share owned at 5:00 p.m., Eastern Standard time, on [            ], 2012, the record date. [            ] subscription rights will entitle a shareholder to purchase one Class A voting share at a subscription price of US$[            ] per share, which the Company refers to as the “basic subscription privilege.” The per share subscription price was determined by the Company’s board of directors and will be equal to the average closing price of our Class A voting shares on the NYSE Amex over the seven trading days prior to the effective date of the Registration Statement. The Company will not issue fractional Class A voting shares in the rights offering, and holders will only be entitled to purchase a whole number of Class A voting shares, rounded down to the nearest whole number a holder would otherwise be entitled to purchase. Subscribers who exercise their rights in full may over-subscribe for additional shares, subject to certain limitations, to the extent shares are available, which the Company refers to as the “over-subscription privilege.”

The subscription rights will expire and will be void and worthless if they are not exercised by 5:00 p.m., Eastern Standard time, on [            ], 2012, unless the Company extends the rights offering period. However, the Company’s board of directors or a committee designated by the Company’s board of directors reserves the right to cancel the rights offering at any time, for any reason. If the rights offering is cancelled, all subscription payments received by the subscription agent will be returned promptly.

The subscription rights may not be transferred or sold. The Company’s Class A voting shares are traded on the NYSE Amex under the symbol “BMJ.” The last reported sales price of the Company’s Class A voting shares on the NYSE Amex on [            ], 2012 was US$[            ]. The Company urges shareholders to obtain a current market price for their Class A voting shares before making any determination with respect to the exercise of their rights.

Montrovest BV, or Montrovest, the Company’s majority shareholder, has advised the Company that it intends to purchase up to US$3.5 million Class A voting shares in the rights offering pursuant to its basic subscription privilege and, subject to the availability of shares, its over-subscription privilege.

Shareholders should carefully consider whether to exercise their subscription rights before the expiration of the rights offering. All exercises of subscription rights are irrevocable. The Company’s board of directors is making no recommendation regarding shareholders’ exercise of the subscription rights. As a result of the terms of this offering, shareholders who do not fully exercise their rights will own, upon completion of this offering, a smaller proportional interest in the Company than otherwise would be the case had they fully exercised their rights. Shareholders should refer to the section entitled “Risk Factors — When the rights offering is completed, your ownership interest will be diluted if you do not exercise your subscription rights” in the U.S. Prospectus for additional information.

CANADIAN PROSPECTUS EXEMPTION

No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offering of the securities described herein. In addition, no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this Canadian Offering Memorandum or the merits of the securities described herein and any representation to the contrary is an offence.

In connection with the offering of subscription rights and the underlying Class A voting shares to its Canadian shareholders, the Company is relying on the “rights offering prospectus exemption” provided at Section 2.1 of National Instrument 45-106 Prospectus and Registration Exemptions and the exemption provided at Part 10 of National Instrument 45-101 Rights Offerings. As the Company is exempt from the requirement to file a prospectus with any securities commission or similar regulatory authority in Canada in connection with the offering: (i) Canadian shareholders may not receive information that would otherwise be required under Canadian securities legislation, (ii) Canadian shareholders will be restricted from using most of the protections, rights and remedies that may otherwise be available under Canadian securities legislation, and (iii) the Company is relieved from certain obligations that would otherwise apply under Canadian securities legislation.

RISK FACTORS

Canadian shareholders are advised that the information contained within the U.S. Prospectus has not been prepared with regard to matters that may be of particular concern to Canadian shareholders. Accordingly, Canadian shareholders should consult with their own legal, financial and tax advisers concerning the information contained within the U.S. Prospectus.

Exercising the rights and investing in the Company’s Class A voting shares involves a high degree of risk. The Company urges shareholders to carefully read the section entitled “Risk Factors beginning on page 12 of the U.S. Prospectus, the section entitled “Risk Factors” in the Company’s Annual Report on Form 20-F for the fiscal year ended March 26, 2011 (available via the United States Securities and Exchange Commission’s website, http://www.sec.gov) and all other information included or incorporated in the U.S. Prospectus by reference in its entirety before deciding whether to exercise their rights.

EXERCISE OF SUBSCRIPTION RIGHTS

Canadian shareholders should refer to the section entitled “How do I exercise my subscription rights?” beginning on page 5 of the U.S. Prospectus which details the steps they must take in the event they wish to participate in the rights offering.

FORWARD-LOOKING INFORMATION

This offering is being made using a U.S. Prospectus prepared in accordance with non-Canadian securities laws. Canadian shareholders should be aware that U.S. prospectus requirements may differ significantly from the requirements of Canadian securities laws. The forward-looking information contained in the U.S. Prospectus may not be accompanied by the disclosure and explanations that would be required under Canadian securities laws.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary, as at the date hereof, of the principal Canadian federal income tax considerations applicable to holders who acquire subscription rights pursuant to the rights offering and Class A voting shares issued on the exercise of such subscription rights and who, for purposes of the Income Tax Act (Canada) (the “Canadian Tax Act”) and at all relevant times, hold their subscription rights and Class A voting shares as capital property, and who are not affiliated with, and deal at arm’s length with, the Company.

A subscription right or Class A voting share will generally be capital property to a holder unless it is held in the course of carrying on a business of trading in or dealing in securities, or it has been acquired in one or more transactions considered to be an adventure or concern in the nature of trade. Certain Resident Holders (as defined below) whose Class A voting shares do not otherwise qualify as capital property may in certain circumstances make an irrevocable election in accordance with subsection 39(4) of the Canadian Tax Act to have their Class A voting shares and every “Canadian security” (as defined in the Canadian Tax Act) owned by such Resident Holder in the taxation year of the election and in all subsequent taxation years deemed to be capital property.

This summary does not apply to a holder: (i) that is a “financial institution” or a “specified financial institution” as defined for purposes of the Canadian Tax Act, (ii) who has made an election under the functional currency reporting rules of the Canadian Tax Act, (iii) an interest in which is a tax shelter investment for the purposes of the Canadian Tax Act, (iv) that is an “authorized foreign bank” within the meaning of the Canadian Tax Act, or (v) that is an insurer that carries on an insurance business in Canada and elsewhere.

This summary is based on the current provisions of the Canadian Tax Act, all specific proposals to amend the Canadian Tax Act announced by or on behalf of the Minister of Finance (Canada) before [            ] (“Tax Proposals”), and the current published administrative practices of the Canada Revenue Agency (“CRA”). No assurance can be given that the Tax Proposals will be enacted in the form proposed or at all. This summary is not exhaustive of all possible Canadian federal income tax considerations and, except as mentioned above, does not take into account or anticipate any changes in law, whether by legislative, administrative or judicial decision or action, or any change in the administrative practice of the CRA, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations discussed herein.

This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular holder. Accordingly, holders are urged to consult their own tax advisors about the specific income tax considerations applicable to them having regard to their particular circumstances.

Residents of Canada

The following summary is generally applicable to a holder who, at all relevant times for purposes of the Canadian Tax Act, is or is deemed to be resident in Canada (a “Resident Holder”).

Acquisition of Subscription Rights

A holder who acquires the subscription rights pursuant to the rights offering should not be required to include the value of such subscription rights in computing the Resident Holder’s income for purposes of the Canadian Tax Act.

Disposition of Subscription Rights

A Resident Holder who disposes of or is deemed to dispose of a subscription right (otherwise than by exercise of the subscription right) will generally realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the subscription right, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the subscription right to the Resident Holder. The subscription rights received by a holder pursuant to the rights offering will have an adjusted cost base of nil. The cost of the subscription rights acquired by a Resident Holder otherwise than pursuant to the rights offering will generally be the amount paid to acquire such subscription rights and will be averaged with the adjusted cost base of all other subscription rights held by that Resident Holder as capital property at that time for the purposes of determining the adjusted cost base to that Resident Holder of each subscription right so held. The tax treatment of any capital gain (or capital loss) realized on the disposition of a subscription right (otherwise than by the exercise of a subscription right) is the same as described below under “Treatment of Capital Gains and Capital Losses.”

Exercise of Subscription Rights

The exercise of a subscription right will not be a disposition for purposes of the Canadian Tax Act, with the result that no gain or loss will be realized by a Resident Holder upon the exercise of a subscription right. The adjusted cost base, if any, of the subscription right so exercised will be added in computing the cost of the Class A voting share acquired upon the exercise of the subscription right.

Expiry of Subscription Rights

The expiry of an unexercised subscription right will result in a capital loss to the Resident Holder equal to the adjusted cost base, if any, of the subscription right immediately before its expiry. Any such capital loss will be subject to the treatment described below under “Treatment of Capital Gains and Capital Losses.”

Class A Voting Shares

A Class A voting share acquired on the exercise of a subscription right will have a cost equal to the aggregate of the subscription price paid for such Class A voting share and the adjusted cost base to the Resident Holder of the subscription rights so exercised, if any. For the purposes of determining the adjusted cost base of each Class A voting share held by a Resident Holder, the cost of a Class A voting share acquired on the exercise of the subscription rights must be averaged with the cost of all other Class A voting shares held by that Resident Holder as capital property at that time.

Dividends on Class A Voting Shares

Dividends received or deemed to be received on Class A voting shares by a Resident Holder who is an individual (other than certain trusts) will be included in computing the individual’s income and will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from a taxable Canadian corporation. Taxable dividends received by a Resident Holder which are designated by the company as “eligible dividends” in accordance with the Canadian Tax Act will be entitled to enhanced gross-up and dividend tax credit rules under the Canadian Tax Act. There may be limitations on the ability of the company to designate dividends as “eligible dividends”. Dividends received or deemed to be received on Class A voting shares by a Resident Holder that is a corporation will be included in computing the corporation’s income and will generally be deductible in computing its taxable income. A Resident Holder which is a “private corporation” or a “subject corporation” for purposes of the Canadian Tax Act may be liable to pay a refundable tax of 33 1/3% on dividends received or deemed to be received on the Class A voting shares to the extent such dividends are deductible in computing the Resident Holder’s taxable income.

Disposition of Class A Voting Shares

On a disposition or a deemed disposition of a Class A voting share (other than to the company, unless purchased by the company in the open market in the manner in which shares are normally purchased by any member of the public in the open market), a Resident Holder will generally realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the Class A voting share, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Class A voting share to the Resident Holder. The tax treatment of any such capital gain (or capital loss) is the same as described below under “Treatment of Capital Gains and Capital Losses”.

Treatment of Capital Gains and Capital Losses

Under the Canadian Tax Act, one-half of any capital gain (or capital loss) realized by a Resident Holder is a “taxable capital gain” (or an “allowable capital loss”). A taxable capital gain must be included in the Resident Holder’s income. Subject to and in accordance with the provisions of the Canadian Tax Act, allowable capital losses must generally be deducted from taxable capital gains of the holder in the year in which such allowable capital losses are realized. Allowable capital losses in excess of taxable capital gains may ordinarily be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any following taxation year against net taxable capital gains realized in such years, to the extent and in the circumstances prescribed in the Canadian Tax Act.

The amount of any allowable capital losses realized on the disposition or deemed disposition of Class A voting shares by a Resident Holder that is a corporation may be reduced by the amount of dividends received or deemed to have been received by it on such shares or shares substituted for such shares to the extent and in the circumstances described in the Canadian Tax Act. Similar rules may apply where a Resident Holder that is a corporation is, directly or through a partnership or trust, a member of a partnership or beneficiary of a trust that owns such shares. Resident Holders to which these rules may be relevant should consult with their own tax advisors in this regard.

A Resident Holder that is a “Canadian-controlled private corporation” (as defined in the Canadian Tax Act) may be liable to pay an additional refundable tax of 6 2/3% on certain investment income, including taxable capital gains.

Alternative Minimum Tax

Individuals, including certain trusts, are subject to an alternative minimum tax. Generally, dividends received or deemed to be received on the Class A voting shares and capital gains may increase a Resident Holder’s liability for alternative minimum tax. Resident Holders should consult their own tax advisors with respect to alternative minimum tax.

Non-Residents of Canada

The following summary is generally applicable to a holder who, at all relevant times for purposes of the Canadian Tax Act, is neither resident nor deemed to be resident in Canada (including as a consequence of an applicable tax treaty or convention) and does not use or hold, and is not deemed to use or hold the subscription rights or Class A voting shares in connection with carrying on a business in Canada (a “Non-Resident Holder”).

Acquisition of Subscription Rights

Non-Resident Holders should not be subject to Canadian federal income tax in respect of the acquisition of subscription rights under the rights offering.

Dividends on Class A Voting Shares

Dividends paid or credited (or deemed to have been paid or credited) on the Class A voting shares to a Non-Resident Holder will be subject to Canadian withholding tax of 25% of the gross amount of those dividends (subject to reduction in accordance with an applicable income tax convention between Canada and the Non-resident Holder’s country of residence). In the case of a Non-Resident Holder who is a resident of the U.S. for purposes of the Canada-U.S. Income Tax Convention (the “Convention”), is entitled to the benefits of the Convention and is the beneficial owner of the dividend, the rate of withholding tax will generally be reduced to 15% or, if the Non-Resident Holder is a corporation that owns at least 10% of its voting shares of the company, to 5%.

Disposition of Subscription Rights or Class A Voting Shares

A Non-Resident Holder will not be subject to tax under the Canadian Tax Act in respect of any capital gain realized by that Non-Resident Holder on a disposition of a subscription right or Class A voting share, unless the subscription right or Class A voting share constitutes “taxable Canadian property” (as defined in the Canadian Tax Act) of the Non-Resident Holder at the time of disposition and the Non-resident Holder is not entitled to relief under an applicable income tax convention between Canada and the Non-Resident Holder’s country of residence. If at the time of such disposition the Class A voting shares are listed on a “designated stock exchange” (which includes the NYSE Amex), the Class A voting shares will generally not constitute taxable Canadian property of a Non-Resident Holder, unless (a) at any time during the 60-month period that ends at the time the Class A voting shares are disposed of, both (i) 25% or more of the issued shares of any class of the capital stock of the company were owned by or belonged to one or any combination of the Non-Resident Holder and persons with whom the Non-Resident Holder did not deal at arm’s length, and (ii) more than 50% of the fair market value of the Class A voting shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (as such terms are defined under the Canadian Tax Act) or options in respect of, interests in, or civil law rights in, any such properties, or (b) the Class A voting shares are otherwise deemed to be taxable Canadian property.

As long as Class A voting shares are listed on a “recognized stock exchange” (which includes the NYSE Amex), a Non-Resident Holder who disposes of Class A voting shares that are taxable Canadian property will not be required to satisfy the obligations imposed under section 116 of the Canadian Tax Act.

RIGHTS OF ACTION FOR DAMAGES OR RESCISSION

Securities legislation in certain of the Canadian provinces provides certain purchasers of securities pursuant to an offering memorandum (such as this Canadian Offering Memorandum) with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum and any amendment thereto contains a “misrepresentation,” as defined in the applicable securities legislation. A “misrepresentation” is generally defined under applicable provincial securities laws to mean an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading in light of the circumstances in which it was made. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed by applicable securities legislation and are subject to limitations and defenses under applicable securities legislation.

The rights of action described below will be granted to the shareholders to whom such rights are conferred upon acceptance by the Company of the subscription price paid by the shareholder in with his or her exercise of the subscription rights. The rights described below are in addition to and without derogation from any other right or remedy which shareholders may have at law. Similar rights may be, or may become, available to shareholders resident in other Canadian jurisdictions under local provincial securities laws.

The following summaries are subject to the express provisions of the securities legislation of the applicable provinces and the rules, regulations and other instruments thereunder, and reference should be made to the complete text of such provisions. Such provisions may contain limitations and statutory defenses on which the Company may rely.

Manitoba

The right of action for damages or rescission described herein is conferred by section 141.1 of the Securities Act (Manitoba) (the “Manitoba Act”). The Manitoba Act provides, in relevant part, that in the event that an offering memorandum (such as this Canadian Offering Memorandum) contains a misrepresentation, as defined in the Manitoba Act, a purchaser who purchases a security offered by the offering memorandum is deemed to have relied on the representation if it was a misrepresentation at the time of purchase. Such purchaser has a statutory right of action for damages against the issuer, every director of the issuer at the date of the offering memorandum and every person or company who signed the offering memorandum or, alternatively, while still an owner of the securities purchased by the purchaser, may elect instead to exercise a statutory right of rescission against the issuer, in which case the purchaser shall have no right of action for damages against the issuer or the directors. No such action may be commenced to enforce the right of action for rescission or damages more than (a) 180 days after the day of the transaction that gave rise to the cause of action, in the case of an action for rescission, or (b) the earlier of (i) 180 days after the day that the plaintiff first had knowledge of the facts giving rise to the cause of action, or (ii) two years after the day of the transaction that gave rise to the cause of action, in any other case.

The Manitoba Act provides a number of limitations and defenses, including the following:

(a)	no person or company is liable if the person or company proves that the purchaser purchased the security having knowledge of the misrepresentation;

(b)	in the case of an action for damages, the defendant is not liable for all or any part of the damages that the defendant proves do not represent the depreciation in value of the security as a result of the misrepresentation; and

(c)	in no case will the amount recoverable in any action exceed the price at which the securities were offered under the offering memorandum.

In addition, a person or company, other than the issuer, will not be liable:

(a)	if such person or company proves that the offering memorandum was sent to the purchaser without the person’s or company’s knowledge or consent, and that, after becoming aware that it was sent, the person or company promptly gave reasonable notice to the issuer that it was sent without the person’s or company’s knowledge and consent;

(b)	if such person or company proves that after becoming aware of the misrepresentation, the person or company withdrew the person’s or company’s consent to the offering memorandum and gave reasonable notice to the issuer of the withdrawal and the reason for it;

(c)	with respect to any part of the offering memorandum purporting to be made on the authority of an expert or to be a copy of, or an extract from, an expert’s report, opinion or statement, if the person or company did not have any reasonable grounds to believe and did not believe that (i) there had been a misrepresentation, or (ii) the relevant part of the offering memorandum (A) did not fairly represent the expert’s report, opinion or statement, or (B) was not a fair copy of, or an extract from, the expert’s report, opinion or statement; or

(d)	with respect to any part of the offering memorandum not purporting to be made on an expert’s authority and not purporting to be a copy of, or an extract from, an expert’s report, opinion or statement, unless the person or company (i) did not conduct an investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation, or (ii) believed there had been a misrepresentation.

If a misrepresentation is contained in a record incorporated by reference in, or is deemed to be incorporated into, an offering memorandum, the misrepresentation is deemed to be contained in the offering memorandum.

New Brunswick

Section 150 of the Securities Act (New Brunswick) provides that where an offering memorandum (such as this Canadian Offering Memorandum) contains a misrepresentation, a purchaser who purchases securities shall be deemed to have relied on the misrepresentation if it was a misrepresentation at the time of purchase and:

(a)	the purchaser has a right of action for damages against the issuer and any selling security holder(s) on whose behalf the distribution is made, or

(b)	where the purchaser purchased the securities from a person referred to in paragraph (a), the purchaser may elect to exercise a right of rescission against the person, in which case the purchaser shall have no right of action for damages against the person.

This statutory right of action is available to New Brunswick purchasers whether or not such purchaser relied on the misrepresentation. However, there are various defenses available to the issuer and the selling security holder(s). In particular, no person will be liable for a misrepresentation if such person proves that the purchaser purchased the securities with knowledge of the misrepresentation when the purchaser purchased the securities. Moreover, in an action for damages, the amount recoverable will not exceed the price at which the securities were offered under the offering memorandum and any defendant will not be liable for all or any part of the damages that the defendant proves do not represent the depreciation in value of the security as a result of the misrepresentation.

If the purchaser intends to rely on the rights described in (a) or (b) above, such purchaser must do so within strict time limitations. The purchaser must commence its action to cancel the agreement within 180 days after the date of the transaction that gave rise to the cause of action. The purchaser must commence its action for damages within the earlier of:

(a)	one year after the purchaser first had knowledge of the facts giving rise to the cause of action; or

(b)	six years after the date of the transaction that gave rise to the cause of action.

Newfoundland and Labrador

The right of action for damages or rescission described herein is conferred by section 130.1 of the Securities Act (Newfoundland and Labrador) (the “Newfoundland Act”). The Newfoundland Act provides, in relevant part, that where an offering memorandum (such as this Canadian Offering Memorandum) contains a misrepresentation, as defined in the Newfoundland Act, a purchaser who purchases securities offered by the offering memorandum during the period of distribution has, without regard to whether the purchaser relied upon the misrepresentation, a statutory right of action (a) for damages against (i) the issuer, (ii) every director of the issuer at the date of the offering memorandum, and (iii) every person or company who signed the offering memorandum and (b) for rescission against the issuer.

The Newfoundland Act provides a number of limitations and defenses in respect of such rights. Where a misrepresentation is contained in an offering memorandum, a person or company shall not be liable for damages or rescission:

(a)	where the person or company proves that the purchaser purchased the securities with knowledge of the misrepresentation;

(b)	in the case of an action for damages, the defendant is not liable for all or any part of the damages that the defendant proves do not represent the depreciation in value of the security as a result of the misrepresentation; and

(c)	in no case will the amount recoverable in any action exceed the price at which the securities were offered under the offering memorandum.

In addition, no person or company, other than the issuer, is liable:

(a)	where the person or company proves that the offering memorandum was sent to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its being sent, the person or company promptly gave reasonable notice to the issuer that it was sent without the knowledge and consent of the person or company;

(b)	if the person or company proves that the person or company, on becoming aware of the misrepresentation in the offering memorandum, withdrew the person’s or company’s consent to the offering memorandum and gave reasonable notice to the issuer of the withdrawal and the reason for it;

(c)	if, with respect to any part of the offering memorandum purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, the person or company proves that the person or company did not have any reasonable grounds to believe and did not believe that:

(i)	there had been a misrepresentation; or

(ii)	the relevant part of the offering memorandum:

(A)	did not fairly represent the report, opinion or statement of the expert; or

(B)	was not a fair copy of, or an extract from, the report, opinion or statement of the expert; or

(d)	with respect to any part of the offering memorandum not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company:

(i)	did not conduct an investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation; or

(ii)	believed there had been a misrepresentation.

Section 138 of the Newfoundland Act provides that no action shall be commenced to enforce these rights more than:

(a)	in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or

(b)	in the case of an action for damages, the earlier of:

(i)	180 days after the date that the purchaser first had knowledge of the facts giving rise to the cause of action; or

(ii)	three years after the date of the transaction that gave rise to the cause of action.

Nova Scotia

The right of action for damages or rescission described herein is conferred by section 138 of the Securities Act (Nova Scotia) (the “Nova Scotia Act”). Section 138 of the Nova Scotia Act provides, in relevant part, that in the event that an offering memorandum (such as this Canadian Offering Memorandum), together with any amendment thereto, or any advertising or sales literature (as defined in the Nova Scotia Act) contains a misrepresentation, the purchaser will be deemed to have relied upon such misrepresentation if it was a misrepresentation at the time of purchase and has, subject to certain limitations and defenses, a statutory right of action for damages against the issuer and, subject to certain additional defenses, every director of the issuer at the date of the offering memorandum and every person who signed the offering memorandum or, alternatively, while still the owner of the securities purchased by the purchaser, may elect instead to exercise a statutory right of rescission against the issuer, in which case the purchaser shall have no right of action for damages against the issuer, directors of the issuer or persons who have signed the offering memorandum, provided that, among other limitations:

(a)	no action shall be commenced to enforce the right of action for rescission or damages by a purchaser resident in Nova Scotia later than 120 days after the date on which the initial payment was made for the securities;

(b)	no person will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation;

(c)	in the case of an action for damages, no person will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and

(d)	in no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser.

In addition, a person or company, other than the issuer, will not be liable if that person or company proves that:

(a)	the offering memorandum or amendment to the offering memorandum was sent or delivered to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its delivery, the person or company gave reasonable general notice that it was delivered without the person’s or company’s knowledge or consent;

(b)	after delivery of the offering memorandum or amendment to the offering memorandum and before the purchase of the securities by the purchaser, on becoming aware of any misrepresentation in the offering memorandum or amendment to the offering memorandum the person or company withdrew the person’s or company’s consent to the offering memorandum or amendment to the offering memorandum, and gave reasonable general notice of the withdrawal and the reason for it; or

(c)	with respect to any part of the offering memorandum or amendment to the offering memorandum purporting (i) to be made on the authority of an expert, or (ii) to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person or company had no reasonable grounds to believe and did not believe that (A) there had been a misrepresentation, or (B) the relevant part of the offering memorandum or amendment to offering memorandum did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert.

Furthermore, no person or company, other than the issuer, will be liable with respect to any part of the offering memorandum or amendment to the offering memorandum not purporting (a) to be made on the authority of an expert or (b) to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no misrepresentation or (ii) believed that there had been a misrepresentation.

If a misrepresentation is contained in a record incorporated by reference into, or deemed incorporated by reference into, the offering memorandum or amendment to the offering memorandum, the misrepresentation is deemed to be contained in the offering memorandum or an amendment to the offering memorandum.

Ontario

The right of action for damages or rescission described herein is conferred by section 130.1 of the Securities Act (Ontario) (the “Ontario Act”). The Ontario Act provides, in relevant part, that every purchaser of securities pursuant to an offering memorandum (such as this Canadian Offering Memorandum) shall have a statutory right of action for damages or rescission against the issuer and any selling security holder in the event that the offering memorandum contains a misrepresentation, as defined in the Ontario Act. A purchaser who purchases securities offered by the offering memorandum during the period of distribution has, without regard to whether the purchaser relied upon the misrepresentation, a right of action for damages or, alternatively, while still the owner of the securities, for rescission against the issuer and any selling security holder provided that:

(a)	if the purchaser exercises its right of rescission, it shall cease to have a right of action for damages as against the issuer and the selling security holders, if any;

(b)	the issuer and the selling security holders, if any, will not be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation;

(c)	the issuer and the selling security holders, if any, will not be liable for all or any portion of damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon;

(d)	the issuer and the selling security holders, if any, will not be liable for a misrepresentation in FLI if it proves that:

(i)	the offering memorandum contains, proximate to the FLI, reasonable cautionary language identifying the FLI as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection set out in the FLI, and a statement of material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the FLI; and

(ii)	the issuer had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the FLI; and

(e)	in no case shall the amount recoverable exceed the price at which the securities were offered.

Section 138 of the Ontario Act provides that no action shall be commenced to enforce these rights more than:

(a)	in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or

(b)	in the case of an action for damages, the earlier of:

(i)	180 days after the date that the purchaser first had knowledge of the facts giving rise to the cause of action; or

(ii)	three years after the date of the transaction that gave rise to the cause of action.

This Canadian Offering Memorandum is being delivered in reliance on the “accredited investor exemption” from the prospectus requirements contained under section 2.3 of NI 45-106. The rights referred to in section 130.1 of the Ontario Act do not apply in respect of an offering memorandum (such as this Canadian Offering Memorandum) delivered to a prospective purchaser in connection with a distribution made in reliance on the accredited investor exemption if the prospective purchaser is:

(a)	a Canadian financial institution or a Schedule III bank (each as defined in section 1.1 of NI 45-106);

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or

(c)	a subsidiary of any person referred to in paragraphs (a) and (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

Prince Edward Island

The right of action for damages or rescission described herein is conferred by section 112 of the Securities Act (Prince Edward Island) (the “PEI Act”). The PEI Act provides, in relevant part, that if an offering memorandum (such as this Canadian Offering Memorandum) contains a misrepresentation, as defined in the PEI Act, a purchaser who purchases a security offered by the offering memorandum during the period of distribution has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages. Such purchaser has a statutory right of action for damages against the issuer, the selling security holder on whose behalf the distribution is made, every director of the issuer at the date of the offering memorandum and every person who signed the offering memorandum. Alternatively, a purchaser who purchases a security offered by the offering memorandum during the period of distribution has a right of action for rescission against the issuer or the selling security holder on whose behalf the distribution is made, in which case the purchaser shall have no right of action for damages against the persons described above. No such action may be commenced to enforce the right of action for rescission or damages more than (a) 180 days after the day of the transaction that gave rise to the cause of action, in the case of an action for rescission, or (b) the earlier of (i) 180 days after the plaintiff first had knowledge of the facts giving rise to the cause of action, or (ii) three years after the day of the transaction giving rise to the cause of action, in any other case.

The PEI Act provides a number of limitations and defences, including the following:

(a)	no person is liable if the person proves that the purchaser purchased securities with knowledge of the misrepresentation;

(b)	in the case of an action for damages, the defendant is not liable for any damages that the defendant proves do not represent the depreciation in value of the security resulting from the misrepresentation; and

(c)	the amount recoverable by a plaintiff in respect of such action must not exceed the price at which the securities purchased by the plaintiff were offered.

In addition, a person, other than the issuer and selling security holder, is not liable if the person proves that:

(a)	the offering memorandum was sent to the purchaser without the person’s knowledge or consent, and that, upon becoming aware of its being sent, the person had promptly given reasonable notice to the issuer that it had been sent without the knowledge and consent of the person;

(b)	the person, upon becoming aware of the misrepresentation in the offering memorandum, had withdrawn the person’s consent to the offering memorandum and had given reasonable notice to the issuer of the withdrawal and the reason for it; or

(c)	with respect to any part of the offering memorandum purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, the person had no reasonable grounds to believe and did not believe that (i) there had been a misrepresentation, or (ii) the relevant part of the offering memorandum (A) did not fairly represent the report, statement or opinion of the expert, or (B) was not a fair copy of, or an extract from, the report, statement or opinion of the expert.

In addition, a person is not liable with respect to a misrepresentation in FLI if:

(a)	the offering memorandum containing the FLI also contains, proximate to the FLI (i) reasonable cautionary language identifying the FLI as such and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the FLI, and (ii) a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the FLI; and

(b)	the person had a reasonable basis for drawing the conclusions or making the forecast or projections set out in the FLI.

The above paragraph does not relieve a person of liability respecting FLI in a financial statement required to be filed under Prince Edward Island securities laws.

Saskatchewan

Section 138 of The Securities Act, 1988 (Saskatchewan), as amended (the “Saskatchewan Act”) provides that where an offering memorandum (such as this Canadian Offering Memorandum) or any amendment to it is sent or delivered to a purchaser and it contains a misrepresentation (as defined in the Saskatchewan Act), a purchaser who purchases a security covered by the offering memorandum or any amendment to it is deemed to have relied upon that misrepresentation, if it was a misrepresentation at the time of purchase, and has a right of action for rescission against the issuer or a selling security holder on whose behalf the distribution is made or has a right of action for damages against:

(a)	the issuer or a selling security holder on whose behalf the distribution is made;

(b)	every promoter and director of the issuer or the selling security holder, as the case may be, at the time the offering memorandum or any amendment to it was sent or delivered;

(c)	every person or company whose consent has been filed respecting the offering, but only with respect to reports, opinions or statements that have been made by them;

(d)	every person who or company that, in addition to the persons or companies mentioned in (a) to (c) above, signed the offering memorandum or the amendment to the offering memorandum; and

(e)	every person who or company that sells securities on behalf of the issuer or selling security holder under the offering memorandum or amendment to the offering memorandum.

Such rights of rescission and damages are subject to certain limitations including the following:

(a)	if the purchaser elects to exercise its right of rescission against the issuer or selling security holder, it shall have no right of action for damages against that party;

(b)	in an action for damages, a defendant will not be liable for all or any portion of the damages that he, she or it proves do not represent the depreciation in value of the securities resulting from the misrepresentation relied on;

(c)	no person or company, other than the issuer or a selling security holder, will be liable for any part of the offering memorandum or any amendment to it not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation or believed that there had been a misrepresentation;

(d)	in no case shall the amount recoverable exceed the price at which the securities were offered; and

(e)	no person or company is liable in an action for rescission or damages if that person or company proves that the purchaser purchased the securities with knowledge of the misrepresentation.

In addition, no person or company, other than the issuer or selling security holder, will be liable if the person or company proves that:

(a)	the offering memorandum or any amendment to it was sent or delivered without the person’s or company’s knowledge or consent and that, on becoming aware of it being sent or delivered, that person or company gave reasonable general notice that it was so sent or delivered; or

(b)	with respect to any part of the offering memorandum or any amendment to it purporting to be made on the authority of an expert, or purporting to be a copy of, or an extract from, a report, an opinion or a statement of an expert, that person or company had no reasonable grounds to believe and did not believe that there had been a misrepresentation, the part of the offering memorandum or any amendment to it did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert.

Not all defenses upon which we or others may rely are described herein. Please refer to the full text of the Saskatchewan Act for a complete listing.

Similar rights of action for damages and rescission are provided in section 138.1 of the Saskatchewan Act in respect of a misrepresentation in advertising and sales literature disseminated in connection with an offering of securities.

Section 138.2 of the Saskatchewan Act also provides that where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser is deemed to have relied on the misrepresentation, if it was a misrepresentation at the time of purchase, and has a right of action for damages against the individual who made the verbal statement.

Section 141(1) of the Saskatchewan Act provides a purchaser with the right to void the purchase agreement and to recover all money and other consideration paid by the purchaser for the securities if the securities are sold in contravention of the Saskatchewan Act, the regulations to the Saskatchewan Act or a decision of the Saskatchewan Financial Services Commission.

Section 141(2) of the Saskatchewan Act also provides a right of action for rescission or damages to a purchaser of securities to whom an offering memorandum or any amendment to it was not sent or delivered prior to or at the same time as the purchaser enters into an agreement to purchase the securities, as required by section 80.1 of the Saskatchewan Act.

The rights of action for damages or rescission under the Saskatchewan Act are in addition to and do not derogate from any other right which a purchaser may have at law.

Section 147 of the Saskatchewan Act provides that no action shall be commenced to enforce any of the foregoing rights more than:

(a)	in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or

(b)	in the case of any other action, other than an action for rescission, the earlier of:

(i)	one year after the plaintiff first had knowledge of the facts giving rise to the cause of action; or

(ii)	six years after the date of the transaction that gave rise to the cause of action.

The Saskatchewan Act also provides a purchaser who has received an amended offering memorandum delivered in accordance with subsection 80.1(3) of the Saskatchewan Act has a right to withdraw from the agreement to purchase the securities by delivering a notice to the person who or company that is selling the securities, indicating the purchaser’s intention not to be bound by the purchase agreement, provided such notice is delivered by the purchaser within two business days of receiving the amended offering memorandum.